Exhibit 10.15
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 11, 2006, but shall be effective for all purposes as of the Effective Date (defined below) among Powell Industries, Inc., a Delaware corporation (“Parent”), Switchgear & Instrumentation Ltd., an entity organized under the laws of England and Wales (formerly known as Inhoco 3210 Limited, “Inhoco”), Switchgear & Instrumentation Properties Limited, an entity organized under the laws of England and Wales (“SI Properties” and together with Inhoco, “UK Borrower”), Bank of America, N.A., a national banking association, as Agent, Swing Line Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).
RECITALS
     A. Parent, Inhoco, and SI Properties, as borrowers (each a “Borrower” and collectively “Borrowers”), Agent and Lenders entered into that certain Credit Agreement dated as of June 29, 2005 (as amended by the First Amendment to Credit Agreement dated November 7, 2005, and as amended, restated or supplemented the “Credit Agreement”).
     B. Borrowers, Agent and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
     1. Amendment to Credit Agreement. The Credit Agreement is amended as set forth below as of the Effective Date:
     (a) The definition of “Fiscal Year” in Section 1.01 of the Credit Agreement is deleted in its entirety and is replaced with the following:
Fiscal Year means, as to Parent and its Subsidiaries, their fiscal year ending October 31, 2005, and thereafter each fiscal year ending September 30.
     (b) Sections 6.01(a) and (b) of the Credit Agreement are deleted in their entirety and replaced with the following:
     “(a) as soon as available, but in any event within 120 days after the end of each fiscal year of Parent, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with

GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
     (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter of each fiscal year of Parent, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal quarter and for the portion of Parent’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Parent as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.”
     (c) Section 6.02(a) of the Credit Agreement is deleted in its entirety and replaced with “[Intentionally Omitted].”
     (d) Section 7.11(f) of the Credit Agreement is deleted in its entirety and replaced with the following:
     “(f) Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for Parent and it Subsidiaries, for the most recently completed four fiscal quarters ending on each quarterly date below, the amount set forth opposite such period:

Period Ending	Maximum Capital Expenditures
Quarter Ending July 31, 2005	$6,000,000
Quarter Ending October 31, 2005	$7,000,000
Quarter Ending January 31, 2006	$7,000,000	”
     2. Conditions. This Amendment shall be effective as of October 31, 2005 (the “Effective Date”) once each of the following have been delivered to Agent and Lenders:
     (a) this Amendment executed by Borrowers, Agent and Lenders;
     (b) Guarantors’ Consent and Agreement;

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     (c) Officer’s Certificate from Milburn E. Honeycutt, as Assistant Secretary of Borrowers and each Guarantor certifying that the prior certificates delivered to Agent are true and correct as of the date hereof; and
     (d) such other documents as Agent or Lenders may reasonably request.
     3. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or Lenders is required for Agent or Lenders to rely on the representations and warranties in this Amendment.
     4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which each is a party and agree that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrowers hereby release Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
     5. Miscellaneous.
     (a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
     (b) Form. Each agreement, document, instrument or other writing to be furnished to Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.

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     (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
     (d) Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Agent on demand for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.
     (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
     (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     (g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
     (h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrowers, Agent and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

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     The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWERS:

POWELL INDUSTRIES, INC.

By:	/s/ Don R. Madison

Don R. Madison Vice President, Secretary and Treasurer

SWITCHGEAR & INSTRUMENTATION LTD., formerly known as Inhoco 3210 Limited

By:	/s/ Don R. Madison

Don R. Madison Director

SWITCHGEAR & INSTRUMENTATION PROPERTIES LIMITED

By:	/s/ Don R. Madison

Don R. Madison Director
Signature Page to the Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Agent

By:	/s/ Daniel J. Lintner

Daniel J. Lintner
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Daniel J. Lintner

Daniel J. Lintner
Senior Vice President
Signature Page to the Second Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO SECOND AMENDMENT
     As an inducement to Agent and Lenders to execute, and in consideration of Agent’s and Lenders’ execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by each of the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Guarantors hereby release Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Guarantors’ Consent and Agreement shall be binding upon each of the undersigned, and its permitted assigns, and shall inure to the benefit of Agent, Lenders, and its successors and assigns.

GUARANTORS:

POWELL ELECTRICAL SYSTEMS, INC., a Delaware corporation		POWELL INDUSTRIES ASIA, INC., a Delaware corporation

By:	/s/ Don R. Madison	By:	/s/ Don R. Madison

	Don R. Madison Vice President, Secretary, and Treasurer		Don R. Madison Vice President, Secretary, and Treasurer

TRANSDYN, INC., a Delaware corporation

By:	/s/ Don R. Madison

Don R. Madison Vice President, Secretary, and Treasurer

POWELL INDUSTRIES INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Don R. Madison

Don R. Madison Vice President, Secretary, and Treasurer